UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

URBAN OUTFITTERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES FOR DIRECTOR.

1. Election of Directors:

Scott A. Belair

Robert H. Strouse

Margaret A. Hayne

Nominee #12

O Nominee #13

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RE-APPROVAL OF

THE PERFORMANCE GOALS INCLUDED IN THE URBAN OUTFITTERS 2008 STOCK INCENTIVE PLAN.

2. Re-approval of the performance goals included in the Urban Outfitters 2008 Stock Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION.

3. Approval of the amendment to the Company’s Amended and Restated Articles of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE

COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014.

4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2014.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSAL 5.

5. Shareholder proposal regarding independent Board chair.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSAL 6.

6. Shareholder proposal regarding Board nominee requirements.

These items of business are more fully described in the proxy statement. The record date for the Annual Meeting of Shareholders is March 13, 2013. Only shareholders of record at the close of business on that date may vote at the Annual Meeting of Shareholders or any adjournment thereof.

NOMINEES:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

URBAN OUTFITTERS, INC.

To Be Held On:

May 28, 2013, at 10:30 a.m.

5000 South Broad Street, Building 543, Philadelphia, Pennsylvania

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 9, 2013 to facilitate timely delivery, otherwise you will not receive a paper or e-mail copy.

Please visit http://proxy.urbn.com, where the following materials are available for view:

• Notice of Annual Meeting of Shareholders

• Proxy Statement

• Form of Electronic Proxy Card

• Annual Report on Form 10-K

TO REQUEST MATERIAL: TELEPHONE: (800) 220-9700

E-MAIL: proxymaterial@urbanout.com

WEBSITE: http://proxy.urbn.com

TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting of Shareholders (for directions call (215) 454-5500).

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

JOHN SMITH

1234 MAIN STREET

APT. 203

NEW YORK, NY 10038

Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF SHAREHOLDERS OF

URBAN OUTFITTERS, INC.

May 28, 2013

NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://proxy.urbn.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES FOR DIRECTOR.

1. Election of Directors:

O Scott A. Belair

O Robert H. Strouse

O Margaret A. Hayne

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

RE-APPROVAL OF THE PERFORMANCE GOALS INCLUDED IN THE URBAN

OUTFITTERS 2008 STOCK INCENTIVE PLAN.

2. Re-approval of the performance goals included in the Urban Outfitters 2008 Stock

Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED

ARTICLES OF INCORPORATION.

3. Approval of the amendment to the Company’s Amended and Restated Articles of

Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2014.

4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2014.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST”

PROPOSAL 5.

5. Shareholder proposal regarding independent Board chair.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST”

PROPOSAL 6.

6. Shareholder proposal regarding Board nominee requirements.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN

BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED

FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND AGAINST

PROPOSALS 5 AND 6.

You are urged to sign and return this proxy so that you may be sure that your shares will be voted.

FOR ALL NOMINEES

WITHHOLD AUTHORITY

FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

———————- Please detach along perforated line and mail in the envelope provided. ————————

20303003003030300000 7 052813

FOR AGAINST ABSTAIN

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each

nominee you wish to withhold, as shown here: ( )

To cumulate your vote for one or more of the above nominee(s),

write the manner in which such votes shall be cumulated in

the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. If you wish to cumulate your votes, you must vote by using the proxy card

rather than voting by the Internet or telephone.

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN